Eaton Vance Tax-Managed
Mid-Cap Core Fund

Supplement to Prospectus dated
March 1, 2005

The team of investment professionals managing the
Tax-Managed Mid-Cap Core Portfolio is changing and
the second paragraph of "Mid-Cap Core Portfolio"
under "Management and Organization" is replaced
with the following:

The day-to-day management of Mid-Cap Core Portfolio is
the responsibility of a team of Atlanta Capital investment
professionals that meet to discuss investment holdings,
prospective investments and portfolio composition, and
manage and provide research. The team consists of
William O. Bell IV, William R. Hackney, III and Marilyn
Robinson Irvin. Mr. Bell, Vice President and Principal of
Atlanta Capital, Mr. Hackney, Managing Partner and
member of the Executive Committee of Atlanta Capital
and Ms. Irvin, Senior Vice President and Principal of
Atlanta Capital, have been employed by Atlanta Capital
for more than five years and manage other Atlanta
Capital investment portfolios.

September 30, 2005	TMMCCPS

EATON VANCE TAX-MANAGED MID-CAP CORE FUND EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 Supplement to Statement of Additional Information dated March 1, 2005

1. The following replace the tables relating to "Mid-Cap Core Portfolio" and "Small-Cap Growth Portfolio" under

"Portfolio Managers" in "Investment Advisory and Administrative Services":

2. The following replaces the table relating to ownership of Fund shares under "Portfolio Managers" in "Investment

Advisory and Administrative Services":

September 30, 2005